EXHIBIT 99.1

The PNC Financial Services Group, Inc.

Segment Reporting

Investor Conference Call

April 5, 2004

Cautionary Statement Regarding Forward-Looking Information

This presentation may contain forward-looking statements with respect to PNC’s outlook or expectations relating to its future business, operations, financial condition, financial performance and asset quality. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties.

Any forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the appendix to these slides as well as those factors previously disclosed in PNC’s SEC reports (accessible on the SEC’s website at www.sec.gov and on PNC’s website at www.pnc.com).

Future events or circumstances may change PNC’s outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which the forward-looking statements are subject. The forward-looking statements in this presentation speak only as of the date of this presentation, and PNC assumes no duty and does not undertake to update them.

Today’s Discussion

Enhancing PNC segment Bill Demchak

reporting Vice Chairman & CFO

Reviewing management

accounting and reporting Rick Johnson

methodologies Director of Finance

Questions and answers

Enhancing PNC Segment Reporting

Highlights

Evolved funds transfer pricing

Replaced assignment of securities or borrowings with transaction driven approach

Removed impact of asset and liability management activities from businesses

Aligned businesses with how PNC manages them internally

Consolidated Wholesale Banking businesses

Revised capital measurement methodologies

Businesses remain focused on acquiring, growing and retaining clients

Enhancing PNC Segment Reporting

What would 2003 have looked like?

Results of Businesses—Summary

Year ended-dollars in millions

December 31, 2003

Earnings (Loss) New Annual Report Difference

Banking Businesses

Regional Community Banking $ 477 $ 608 ($ 131)

Wholesale Banking 391 306 85

PNC Advisors 89 72 17

Total banking businesses 957 986 (29)

Asset management and processing businesses

BlackRock 155 155 -

PFPC 64 61 3

Total asset management and processing businesses 219 216 3

Total business earnings 1,176 1,202 (26)

Intercompany eliminations (6) (6) -

Other (141) (167) 26

Results before cumulative effect of accounting change 1,029 1,029 -

Cumulative effect of accounting change (28) (28) -

Total consolidated $ 1,001 $ 1,001 $ 0

Today’s Discussion

Enhancing PNC segment Bill Demchak

reporting Vice Chairman & CFO

Reviewing management

accounting and reporting Rick Johnson

methodologies Director of Finance

Questions and answers

Funds Transfer Pricing

Goals

Centralize the impact of interest rate risk management

Report business results consistent with internal management practices

Principles

Transaction-based earnings credit/funding

Transfer rates based on repricing, maturity and convexity characteristics

Results

Asset and liability management activities separated from business results and reported in Other

Business managers can speak to the results they manage

Enhanced Capital Measurement Methodologies

Goals

Incorporate economic capital measurements into segment financial reporting, as appropriate

Principles

Corporate assessments of capital based on coverage of unexpected losses

Transaction/portfolio level assignment of credit and market risk capital

Top down assignment of operational risk capital

Benchmark capital measurement results to market comparables

Results

Economic capital measurements used for Wholesale Banking, PNC Advisors and PFPC

Capital of Regional Community Banking set at 6% of total funds

Book equity used for BlackRock – no change

Impact on Assigned Capital

Results of Businesses—Summary

Year ended average balances-dollars in millions

December 31, 2003

Capital Assignments New Annual Report Difference

Banking Businesses

Regional Community Banking $ 2,231 $ 2,597 ($ 366)

Wholesale Banking 1,994 1,446 548

PNC Advisors 313 528 (215)

Total banking businesses 4,538 4,571 (33)

Asset management and processing businesses

BlackRock * 713 713 -

PFPC 294 208 86

Total asset management and processing

businesses 1,007 921 86

Total business 5,545 5,492 53

Other 1,106 1,159 (53)

Total consolidated $ 6,651 $ 6,651 $ 0

* BlackRock reflects period-end balances

Impact on Net Interest Income

Results of Businesses—Summary

Year ended-dollars in millions

December 31, 2003

Net Interest Income (Taxable-equivalent basis) New Annual Report Difference

Banking Businesses

Regional Community Banking $ 1,223 $ 1,267 ($ 44)

Wholesale Banking 680 540 140

PNC Advisors 107 82 25

Total banking businesses 2,010 1,889 121

Asset management and processing businesses

BlackRock 23 23 -

PFPC (54) (60) 6

Total asset management and processing

businesses (31) (37) 6

Total business 1,979 1,852 127

Other 27 154 (127)

Total consolidated $ 2,006 $ 2,006 $ 0

Changes to net interest income for each business segment reflect both the introduction of new capital assessments as well as changes to the funds transfer pricing methodology . Net interest income on a taxable-equivalent basis is reconciled to GAAP in an appendix to these slides.

Other Changes to Noninterest Income and Expenses

Net securities gains and other noninterest income related to A&L activities moved from Regional Community Banking to Other

Certain other reclassifications have been made for comparative purposes related to our vehicle leasing and retail brokerage businesses

Today’s Discussion

Enhancing PNC segment Bill Demchak

reporting Vice Chairman & CFO

Reviewing management

accounting and reporting Rick Johnson

methodologies Director of Finance

Questions and answers

Appendix

Cautionary Statement Regarding Forward-Looking Information

This presentation and other statements that the Corporation may make may contain forward-looking statements with respect to the Corporation’s outlook or expectations for earnings, revenues, expenses, capital levels, asset quality or other future financial or business performance, strategies or expectations, or the impact of legal, regulatory or supervisory matters on the Corporation’s business operations or performance. Forward-looking statements are typically identified by words or phrases such as “believe,” “feel,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “position,” “target,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “objective,” “plan,” “aspiration,” “outcome,” “continue,” “remain,” “maintain,” “seek,” “strive,” “trend,” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions.

The Corporation cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and the Corporation assumes no duty and does not undertake to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements and future results could differ materially from historical performance.

The factors previously disclosed in the Corporation’s SEC reports (accessible on PNC’s website at www.pnc.com and on the SEC’s website at www.sec.gov) and the following factors, among others, could cause actual results or future events to differ materially from those anticipated in forward-looking statements or from historical performance:

(1) changes in political, economic or industry conditions, the interest rate environment or financial and capital markets (including as a result of actions of the Federal Reserve Board affecting interest rates, money supply or otherwise reflecting changes in monetary policy), which could affect: (a) credit quality and the extent of credit losses; (b) the extent of funding of unfunded loan commitments and letters of credit; (c) allowances for credit losses and unfunded loan commitments and letters of credit; (d) demand for credit or fee-based products and services; (e) net interest income; (f) value of assets under management and assets serviced, of private equity investments, of other debt and equity investments, of loans held for sale, or of other on-balance sheet and off-balance sheet assets; or (g) the availability and terms of funding necessary to meet PNC’s liquidity needs;

(2) the impact of legal and regulatory developments (including (a) the resolution of legal proceedings or regulatory and other governmental inquiries; (b) increased litigation risk from recent regulatory and other governmental developments; (c) the results of regulatory examination process, PNC’s failure to satisfy the requirements of agreements with governmental agencies, and regulators’ future use of supervisory and enforcement tools; (d) legislative and regulatory reforms; and (e) changes in accounting policies and principles), with the impact of any such developments possibly affecting the ability of PNC to operate its businesses, PNC’s financial condition, results of operations, or reputation, which in turn could have an impact on such matters as business generation and retention, the ability to attract and retain management, liquidity and funding;

(3) the impact of changes in the nature or extent of competition;

(4) the introduction, withdrawal, success and timing of business initiatives and strategies;

Cautionary Statement Regarding Forward-Looking Information (continued)

(5) customer acceptance of PNC’s products and services and their borrowing, repayment, investment and deposit practices;

(6) the impact of changes in the extent of customer or counterparty delinquencies, bankruptcies or defaults that could affect, among other things, credit and asset quality risk and the provision for credit losses;

(7) the ability to identify and effectively manage risks inherent in PNC’s business;

(8) how PNC chooses to redeploy available capital, including the extent and timing of any share repurchases and acquisitions or other investments in PNC businesses;

(9) the impact, extent and timing of technological changes, the adequacy of intellectual property protection and costs associated with obtaining rights in intellectual property claimed by others;

(10) the timing and pricing of any sales of loans or other financial assets held for sale;

(11) the ability of PNC to obtain desirable levels of insurance and whether or not insurance coverage for claims by PNC is denied;

(12) relative and absolute investment performance of assets under management; and

(13) the extent of terrorist activities and international hostilities, increases or continuations of which may adversely affect the economy and financial and capital markets generally or PNC specifically.

In addition, PNC’s forward-looking statements are also subject to risks and uncertainties related to the United National Bancorp acquisition and the expected consequences of the integration of its business into that of PNC, including the following: (a) the integration of United National’s business and operations into PNC, which will include conversion of UnitedTrust Bank’s different systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to PNC’s businesses, including those acquired in the acquisition; (b) the anticipated cost savings of the acquisition may take longer than expected to be realized, may not be achieved, or may not be achieved in their entirety; and (c) the anticipated benefits to PNC are dependent in part on the performance of United National’s business in the future, and there can be no assurance as to actual future results, which could be impacted by various factors, including the risks and uncertainties generally related to the performance of PNC’s and United National’s businesses (with respect to United National, see United National’s SEC reports, also accessible on the SEC’s website) or due to factors related to the acquisition of United National and the process of integrating it into PNC. Any future mergers, acquisitions, restructurings, divestitures or related transactions will also be subject to similar risks and uncertainties related to the ability to realize expected cost savings or revenue enhancements or to implement integration plans.

Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s actual or anticipated results.

Non-GAAP to GAAP

Reconcilement Appendix

PNC Net Interest Income

Year Ended

12/31/03

Total consolidated net interest income (GAAP basis) $ 1,996

Taxable-equivalent adjustment 10

Total consolidated net interest income,

taxable-equivalent basis $ 2,006

THE PNC FINANCIAL SERVICES GROUP, INC.

Results of Businesses—Summary

Year ended—dollars in millions

	Earnings (Loss)		Revenue (a)		Return on Capital (b)		Average Assets (c)
Earnings (Loss)	2003	2002	2003	2002	2003	2002	2003	2002
Banking Businesses
Regional Community Banking	$477	$469	$1,892	$1,830	21%	21%	$16,749	$16,024
Wholesale Banking	391	387	1,282	1,369	20	16	21,023	22,460
PNC Advisors	89	98	607	618	28	29	2,714	2,970

Total banking businesses	957	954	3,781	3,817	21	19	40,486	41,454

Asset management and processing businesses
BlackRock	155	133	598	577	23	24	967	864
PFPC	64	69	762	817	22	22	1,909	1,888

Total asset management and processing businesses	219	202	1,360	1,394	22	23	2,876	2,752

Total business earnings	1,176	1,156	5,141	5,211	21	20	43,362	44,206
Intercompany eliminations	(6)	(9)	(89)	(101)			(1,898)	(1,971)
Other	(141)	53	211	297			25,815	24,354

Results from continuing operations	1,029	1,200	5,263	5,407	15	19	67,279	66,589
Discontinued operations		(16)

Results before cumulative effect of accounting change	1,029	1,184	5,263	5,407	15	19	67,279	66,589
Cumulative effect of accounting change	(28)

Total consolidated	$1,001	$1,184	$5,263	$5,407	15	19	$67,279	$66,589

(a)	Business revenue is presented on a taxable-equivalent basis except for BlackRock and PFPC, which are presented on a book (GAAP) basis. The interest income earned on certain assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than a taxable investment. In order to provide accurate comparisons of yields and margins for all earning assets, the interest income earned on tax-exempt assets has been increased to make them fully equivalent to other taxable interest income investments. A reconciliation of total consolidated revenue on a book basis to total consolidated revenue on a taxable-equivalent basis is as follows (in millions):

	2003	2002
Total consolidated revenue, book (GAAP) basis	$5,253	$5,394
Taxable-equivalent adjustment	10	13

Total consolidated revenue, taxable-equivalent basis	$5,263	$5,407

(b)	Percentages for BlackRock reflect return on equity.
(c)	Period-end balances for BlackRock.

THE PNC FINANCIAL SERVICES GROUP, INC.

Results of Businesses—Summary (Unaudited) (a)

Quarter ended—dollars in millions

Earnings (Loss)	December 31 2003	September 30 2003	June 30 2003	March 31 2003	December 31 2002	September 30 2002	June 30 2002	March 31 2002
Banking Businesses
Regional Community Banking	$127	$122	$122	$106	$124	$111	$125	$109
Wholesale Banking	117	97	83	94	106	84	112	85
PNC Advisors	20	25	24	20	13	21	31	33

Total banking businesses	264	244	229	220	243	216	268	227

Asset management and processing businesses
BlackRock	41	40	39	35	34	33	35	31
PFPC	18	17	16	13	9	19	23	18

Total asset management and processing businesses	59	57	55	48	43	52	58	49

Total business earnings	323	301	284	268	286	268	326	276
Intercompany eliminations	(1)	(2)	(1)	(2)	(2)	(4)	(1)	(2)
Other	(20)	(18)	(99)	(4)	(6)	21	(5)	43

Results from continuing operations	302	281	184	262	278	285	320	317
Discontinued operations					(16)

Results before cumulative effect of accounting change	302	281	184	262	262	285	320	317
Cumulative effect of accounting change	(28)

Total consolidated	$274	$281	$184	$262	$262	$285	$320	$317

Revenue (b)	December 31 2003	September 30 2003	June 30 2003	March 31 2003	December 31 2002	September 30 2002	June 30 2002	March 31 2002
Banking Businesses
Regional Community Banking	$489	$478	$479	$446	$470	$455	$461	$444
Wholesale Banking	330	328	300	324	343	316	377	333
PNC Advisors	157	154	152	144	143	143	163	169

Total banking businesses	976	960	931	914	956	914	1,001	946

Asset Management and Processing Businesses
BlackRock	161	150	144	143	137	137	157	146
PFPC	194	188	187	193	195	192	217	213

Total asset management and processing businesses	355	338	331	336	332	329	374	359

Total business revenue	1,331	1,298	1,262	1,250	1,288	1,243	1,375	1,305
Intercompany eliminations	(21)	(21)	(25)	(22)	(22)	(27)	(23)	(29)
Other	39	37	62	73	27	87	76	107

Total consolidated	$1,349	$1,314	$1,299	$1,301	$1,293	$1,303	$1,428	$1,383

THE FINANCIAL SERVICES GROUP, INC.

Results of Business—Summary (Unaudited) (a)

Quarter ended—dollars in millions

(a)	See “Review of Businesses” within the Financial Review section of the Corporation's 2002 Annual Report to Shareholders included as Exhibit 13 in the Corporation's 2002 Annual Report on Form 10-K for additional information regarding presentation of results for the Corporation's major businesses. The Corporation's line of business information is based on management information systems, assumptions and methodologies that are under review on an ongoing basis.
(b)	Business revenue is presented on a taxable-equivalent basis except for BlackRock and PFPC, which are presented on a book (GAAP) basis. The interest income earned on certain assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than a taxable investment. In order to provide accurate comparisons of yields and margins for all earning assets, the interest income earned on tax-exempt assets has been increased to make them fully equivalent to other taxable interest income investments. A reconciliation of total consolidated revenue on a book basis to total consolidated revenue on a taxable-equivalent basis is as follows (in millions):

	December 31 2003	September 30 2003	June 30 2003	March 31 2003	December 31 2002	September 30 2002	June 30 2002	March 31 2002
Total consolidated revenue, book (GAAP) basis	$1,346	$1,312	$1,297	$1,298	$1,290	$1,299	$1,425	$1,380
Taxable-equivalent adjustment	3	2	2	3	3	4	3	3

Total consolidated revenue, taxable-equivalent basis	$1,349	$1,314	$1,299	$1,301	$1,293	$1,303	$1,428	$1,383

THE PNC FINANCIAL SERVICES GROUP, INC.

Regional Community Banking (Unaudited)

Quarter ended

Taxable-equivalent basis Dollars in millions	December 31 2003	September 30 2003	June 30 2003	March 31 2003	December 31 2002	September 30 2002	June 30 2002	March 31 2002
INCOME STATEMENT
Net interest income	$314	$310	$307	$292	$297	$290	$297	$290
Noninterest income	175	168	172	154	173	165	164	154

Total revenue	489	478	479	446	470	455	461	444
Provision for credit losses	14	9	11	6	13	14	9	10
Noninterest expense	276	277	276	273	262	265	255	261

Pretax earnings	199	192	192	167	195	176	197	173
Income taxes	72	70	70	61	71	65	72	64

Earnings	$127	$122	$122	$106	$124	$111	$125	$109

AVERAGE BALANCE SHEET
Loans
Consumer
Home equity	$8,926	$8,476	$8,047	$7,675	$7,395	$7,238	$7,031	$6,733
Indirect	510	492	468	438	457	508	567	633
Other consumer	474	504	516	546	584	611	641	698

Total consumer	9,910	9,472	9,031	8,659	8,436	8,357	8,239	8,064
Commercial	3,934	3,911	4,001	3,939	3,856	3,754	3,576	3,511
Other	526	586	633	676	736	967	1,054	1,115

Total loans	14,370	13,969	13,665	13,274	13,028	13,078	12,869	12,690
Securities
Education and other loans held for sale	1,158	1,105	1,197	1,197	1,215	1,180	1,397	1,488
Other assets	1,750	1,808	1,738	1,750	1,752	1,804	1,767	1,828

Total assets	$17,278	$16,882	$16,600	$16,221	$15,995	$16,062	$16,033	$16,006

Deposits
Noninterest-bearing demand	$5,799	$5,739	$5,471	$5,264	$5,228	$5,103	$4,999	$4,879
Interest-bearing demand	6,601	6,397	6,136	6,112	6,191	6,008	6,002	6,053
Money market	12,140	12,307	12,407	12,361	12,182	12,299	12,348	12,292

Total transaction deposits	24,540	24,443	24,014	23,737	23,601	23,410	23,349	23,224
Savings	2,020	2,050	2,046	1,976	1,949	1,979	1,995	1,924
Certificates	8,047	8,234	8,666	9,360	9,670	10,017	10,207	10,310

Total deposits	34,607	34,727	34,726	35,073	35,220	35,406	35,551	35,458
Other liabilities	147	158	177	190	196	209	231	264
Capital	2,218	2,227	2,228	2,251	2,261	2,273	2,284	2,280

Total funds	$36,972	$37,112	$37,131	$37,514	$37,678	$37,888	$38,065	$38,002

PERFORMANCE RATIOS
Return on capital	23%	22%	22%	19%	22%	19%	22%	19%
Noninterest income to total revenue	36	35	36	35	37	36	36	35
Efficiency	56	58	58	61	56	58	55	59

OTHER INFORMATION (a)
Total nonperforming assets	$85	$72	$73	$83	$79	$63	$60	$55
Net charge-offs	$12	$10	$11	$11	$14	$14	$10	$10
Home equity portfolio credit statistics:
Percentage of first lien positions	51%	50%	46%	43%	40%	37%	36%	34%
Weighted average loan-to-value ratios	70%	70%	72%	70%	70%	70%	73%	69%
Weighted average FICO scores	713	712	712	709	709	708	710	691
Gains on sales of education loans (b)	$8	$4	$7	$1	$10	$3	$9	$1
Average FTE staff	9,589	9,643	9,559	9,461	9,644	9,754	9,638	9,732
ATMs	3,600	3,664	3,660	3,594	3,550	3,450	3,350	3,300
Branches	719	715	713	713	714	714	713	714
Financial consultants	797	805	795	768	753	734	760	707
Business banking centers	208	208	193	193	193	188	158	140
Checking relationships	1,611,000	1,606,000	1,575,000	1,555,000	1,542,000	1,538,000	1,494,000	1,465,000
Online banking users	762,000	728,000	684,000	647,000	607,000	563,471	508,608	466,213
Deposit households using online banking	43.2%	41.7%	40.2%	38.6%	36.6%	34.7%	32.6%	30.8%

(a)	Presented as of period-end, except for net charge-offs, gains on sales of education loans and average FTEs.
(b)	Included in other noninterest income above.

THE PNC FINANCIAL SERVICES GROUP, INC.

Regional Community Banking (Unaudited)

Year ended

Taxable-equivalent basis Dollars in millions	December 31 2003	December 31 2002
INCOME STATEMENT
Net interest income	$1,223	$1,174
Noninterest income	669	656

Total revenue	1,892	1,830
Provision for credit losses	40	46
Noninterest expense	1,102	1,043

Pretax earnings	750	741
Income taxes	273	272

Earnings	$477	$469

AVERAGE BALANCE SHEET
Loans
Consumer
Home equity	$8,285	$7,101
Indirect	477	541
Other consumer	510	633

Total consumer	9,272	8,275
Commercial	3,946	3,675
Other	605	967

Total loans	13,823	12,917
Education and other loans held for sale	1,164	1,319
Other assets	1,762	1,788

Total assets	$16,749	$16,024

Deposits
Noninterest-bearing demand	$5,570	$5,053
Interest-bearing demand	6,313	6,064
Money market	12,303	12,280

Total transaction deposits	24,186	23,397
Savings	2,023	1,962
Certificates	8,572	10,049

Total deposits	34,781	35,408
Other liabilities	168	225
Capital	2,231	2,274

Total funds	$37,180	$37,907

PERFORMANCE RATIOS
Return on capital	21%	21%
Noninterest income to total revenue	35	36
Efficiency	58	57

OTHER INFORMATION (a)
Total nonperforming assets	$85	$79
Net charge-offs	$44	$48
Home equity portfolio credit statistics:
Percentage of first lien positions	51%	40%
Weighted average loan-to-value ratios	70%	70%
Weighted average FICO scores	713	709
Gains on sales of education loans (b)	$20	$23
Average FTE staff	9,564	9,692
ATMs	3,600	3,550
Branches	719	714
Financial consultants	797	753
Business banking centers	208	193
Checking relationships	1,611,000	1,542,000
Online banking users	762,000	607,000
Deposit households using online banking	43.2%	36.6%

(a)	Presented as of period-end, except for net charge-offs, gains on sales of education loans and average FTEs.
(b)	Included in other noninterest income above.

THE PNC FINANCIAL SERVICES GROUP, INC.

Wholesale Banking (Unaudited)

Quarter ended

Taxable-equivalent basis Dollars in millions	December 31 2003	September 30 2003	June 30 2003	March 31 2003	December 31 2002	September 30 2002	June 30 2002	March 31 2002
INCOME STATEMENT
Net interest income	$170	$172	$167	$171	$180	$190	$199	$199
Noninterest income	160	156	133	153	163	126	178	134

Total revenue	330	328	300	324	343	316	377	333
Provision for credit losses	9	38	45	29	54	55	77	70
Noninterest expense	167	161	144	162	142	149	140	147

Pretax earnings	154	129	111	133	147	112	160	116
Noncontrolling interests in income of consolidated entities	(8)	(11)	(2)	0	0	(2)	0	0
Income taxes	45	43	30	39	41	30	48	31

Earnings	$117	$97	$83	$94	$106	$84	$112	$85

AVERAGE BALANCE SHEET
Loans
Corporate banking	$7,848	$8,017	$8,262	$8,604	$8,824	$9,180	$9,656	$9,901
Commerical real estate	1,647	1,841	1,953	2,052	2,167	2,279	2,241	2,224
Commerical—real estate related	1,350	1,431	1,438	1,397	1,464	1,407	1,466	1,559
Business Credit	3,658	3,633	3,528	3,381	3,489	3,525	3,641	3,484

Total loans	14,503	14,922	15,181	15,434	15,944	16,391	17,004	17,168
Purchased customer receivables	2,384	2,496	0	0	0	0	0	0
Loans held for sale	549	436	628	678	910	1,172	2,206	3,140
Other assets	4,575	4,294	4,081	3,894	4,222	4,052	3,894	3,780

Total assets	$22,011	$22,148	$19,890	$20,006	$21,076	$21,615	$23,104	$24,088

Deposits	$6,641	$6,543	$6,120	$6,106	$5,879	$5,534	$5,344	$5,140
Commercial paper	2,386	2,502	0	0	0	0	0	0
Other liabilities	3,707	3,405	3,152	2,720	2,829	2,727	2,510	2,370
Capital	1,942	2,001	2,019	2,013	2,300	2,384	2,519	2,519

Total funds	$14,676	$14,451	$11,291	$10,839	$11,008	$10,645	$10,373	$10,029

PERFORMANCE RATIOS
Return on capital	24%	19%	16%	19%	18%	14%	18%	14%
Noninterest income to total revenue	48	48	44	47	48	40	47	40
Efficiency	51	49	48	50	41	47	37	44

COMMERCIAL MORTGAGE SERVICING PORTFOLIO (a)
Beginning of period	$80	$79	$75	$74	$74	$71	$69	$68
Acquisitions/additions	6	5	7	5	4	6	5	4
Repayments/transfers	(3)	(4)	(3)	(4)	(4)	(3)	(3)	(3)

End of period	$83	$80	$79	$75	$74	$74	$71	$69

OTHER INFORMATION
Total nonperforming assets	$227	$311	$324	$317	$331	$340	$431	$375
Net charge-offs	$34	$51	$50	$23	$21	$54	$60	$28
NBOC put option liability	$0	$0	$43	$49	$57	$78	$86	$107
NBOC put option valuation income (b)	$0	$1	$1	$6	$9	$4	$10	$5
Average FTE staff	2,873	2,876	2,884	2,991	3,138	3,123	3,135	3,215
Net carrying amount of commercial mortgage servicing rights	$209	$200	$199	$201	$201	$201	$200	$199
Institutional lending repositioning
Loans held for sale
Credit exposure	$104	$150	$199	$344	$626	$1,078	$2,019	$3,874
Outstandings	$70	$98	$126	$181	$298	$495	$1,066	$1,975
Exit portfolio
Credit exposure	$51	$61	$251	$374	$438	$636	$1,203	$1,970
Outstandings	$0	$10	$11	$9	$4	$25	$18	$113
Net gains on loans held for sale (b)	$16	$23	$15	$15	$52	$17	$55	$23

(a)	Dollars in billions.
(b)	Included in noninterest income above.

THE PNC FINANCIAL SERVICES GROUP, INC.

Wholesale Banking (Unaudited)

Year ended Taxable-equivalent basis Dollars in millions	December 31 2003	December 31 2002
INCOME STATEMENT
Net interest income	$680	$768
Noninterest income	602	601

Total revenue	1,282	1,369
Provision for credit losses	121	256
Noninterest expense	634	578

Pretax earnings	527	535
Noncontrolling interests in income of consolidated entities	(21)	(2)
Income taxes	157	150

Earnings	$391	$387

AVERAGE BALANCE SHEET
Loans
Corporate banking	$8,180	$9,387
Commerical real estate	1,872	2,228
Commerical—real estate related	1,404	1,473
Business Credit	3,551	3,535

Total loans	15,007	16,623
Purchased customer receivables	1,230	0
Loans held for sale	572	1,849
Other assets	4,214	3,988

Total assets	$21,023	$22,460

Deposits	$6,354	$5,477
Commercial paper	1,232	0
Other liabilities	3,250	2,610
Capital	1,994	2,430

Total funds	$12,830	$10,517

PERFORMANCE RATIOS
Return on capital	20%	16%
Noninterest income to total revenue	47	44
Efficiency	49	42

COMMERCIAL MORTGAGE SERVICING PORTFOLIO (a)
January 1	$74	$68
Acquisitions/additions	23	19
Repayments/transfers	(14)	(13)

December 31	$83	$74

OTHER INFORMATION
Total nonperforming assets	$227	$331
Net charge-offs	$158	$163
NBOC put option liability	$0	$57
NBOC put option valuation income (b)	$8	$28
Average FTE staff	2,885	3,153
Net carrying amount of commercial mortgage servicing rights	$209	$201
Institutional lending repositioning
Loans held for sale
Credit exposure	$104	$626
Outstandings	$70	$298
Exit portfolio
Credit exposure	$51	$438
Outstandings	$0	$4
Net gains on loans held for sale (b)	$69	$147

(a)	Dollars in billions.
(b)	Included in noninterest income above.

THE PNC FINANCIAL SERVICES GROUP, INC.

PNC Advisors (Unaudited)

Quarter ended Taxable-equivalent basis Dollars in millions	December 31 2003	September 30 2003	June 30 2003	March 31 2003	December 31 2002	September 30 2002	June 30 2002	March 31 2002
INCOME STATEMENT
Net interest income	$27	$27	$27	$26	$26	$25	$28	$27
Noninterest income
Investment management and trust	81	78	78	76	76	77	89	92
Brokerage	29	25	25	22	22	22	28	27
Other	20	24	22	20	19	19	18	23

Total noninterest income	130	127	125	118	117	118	135	142

Total revenue	157	154	152	144	143	143	163	169
Provision for credit losses	1	1	1	0	1	2	1	0
Noninterest expense	124	114	113	113	121	108	113	117

Pretax earnings	32	39	38	31	21	33	49	52
Income taxes	12	14	14	11	8	12	18	19

Earnings	$20	$25	$24	$20	$13	$21	$31	$33

AVERAGE BALANCE SHEET
Loans
Consumer	$1,371	$1,331	$1,284	$1,280	$1,263	$1,251	$1,226	$1,170
Residential mortgage	173	216	263	327	392	464	535	613
Commercial	415	463	435	439	438	433	515	499
Other	291	287	286	284	282	313	341	349

Total loans	2,250	2,297	2,268	2,330	2,375	2,461	2,617	2,631
Other assets	411	434	429	437	442	433	448	477

Total assets	$2,661	$2,731	$2,697	$2,767	$2,817	$2,894	$3,065	$3,108

Deposits	$2,175	$2,181	$2,098	$2,108	$2,039	$1,979	$2,023	$2,077
Assigned funds and other liabilities	262	260	253	261	252	277	321	336
Capital	305	308	314	326	329	338	345	345

Total funds	$2,742	$2,749	$2,665	$2,695	$2,620	$2,594	$2,689	$2,758

PERFORMANCE RATIOS
Return on assigned capital	26%	32%	31%	25%	16%	25%	36%	39
Noninterest income to total revenue	83	82	82	82	82	83	83	84
Efficiency	79	74	74	78	85	76	69	69

ASSETS UNDER ADMINISTRATION (in billions) (a) (b)
Assets under management
Personal	$44	$42	$42	$40	$41	$40	$45	$48
Institutional	9	9	9	9	9	10	11	12

Total	$53	$51	$51	$49	$50	$50	$56	$60

Asset Type
Equity	$31	$28	$28	$25	$26	$26	$31	$36
Fixed income	16	16	16	16	17	17	18	17
Liquidity/other	6	7	7	8	7	7	7	7

Total	$53	$51	$51	$49	$50	$50	$56	$60

Nondiscretionary assets under administration
Personal	$22	$23	$20	$20	$20	$20	$22	$21
Institutional	65	63	65	61	62	62	66	68

Total	$87	$86	$85	$81	$82	$82	$88	$89

Asset Type
Equity	$30	$30	$29	$27	$27	$27	$31	$34
Fixed income	30	29	29	28	29	28	29	28
Liquidity/other	27	27	27	26	26	27	28	27

Total	$87	$86	$85	$81	$82	$82	$88	$89

OTHER INFORMATION (b)
Total nonperforming assets	$11	$11	$5	$5	$5	$4	$4	$4
Brokerage assets administered (in billions)	$23	$22	$21	$20	$20	$19	$21	$23
Full service brokerage offices	76	77	77	80	84	86	87	89
Financial consultants	445	458	475	491	507	513	534	542
Margin loans	$256	$257	$253	$247	$260	$257	$297	$301
Average FTE staff	2,810	2,906	2,945	3,012	3,087	3,078	3,095	3,141

(a)	Excludes brokerage assets administered.
(b)	Presented as of period-end, except for average FTEs.

THE PNC FINANCIAL SERVICES GROUP, INC.

PNC Advisors (Unaudited)

Year ended Taxable-equivalent basis Dollars in millions	December 31 2003	December 31 2002
INCOME STATEMENT
Net interest income	$107	$106
Noninterest income
Investment management and trust	313	334
Brokerage	101	99
Other	86	79

Total noninterest income	500	512

Total revenue	607	618
Provision for credit losses	3	4
Noninterest expense	464	460

Pretax earnings	140	155
Income taxes	51	57

Earnings	$89	$98

AVERAGE BALANCE SHEET
Loans
Consumer	$1,317	$1,228
Residential mortgage	244	500
Commercial	438	471
Other	287	321

Total loans	2,286	2,520
Other assets	428	450

Total assets	$2,714	$2,970

Deposits	$2,141	$2,029
Assigned funds and other liabilities	259	296
Capital	313	339

Total funds	$2,713	$2,664

PERFORMANCE RATIOS
Return on assigned capital	28%	29%
Noninterest income to total revenue	82	83
Efficiency	76	74

ASSETS UNDER ADMINISTRATION (in billions) (a) (b)
Assets under management
Personal	$44	$41
Institutional	9	9

Total	$53	$50

Asset Type
Equity	$31	$26
Fixed income	16	17
Liquidity/other	6	7

Total	$53	$50

Nondiscretionary assets under administration
Personal	$22	$20
Institutional	65	62

Total	$87	$82

Asset Type
Equity	$30	$27
Fixed income	30	29
Liquidity/other	27	26

Total	$87	$82

OTHER INFORMATION (b)
Total nonperforming assets	$11	$5
Brokerage assets administered (in billions)	$23	$20
Full service brokerage offices	76	84
Financial consultants	445	507
Margin loans	$256	$260
Average FTE staff	2,918	3,100

(a)	Excludes brokerage assets administered.
(b)	Presented as of period-end, except for average FTEs.

THE PNC FINANCIAL SERVICES GROUP, INC.

PFPC (Unaudited)

Quarter ended Taxable-equivalent basis Dollars in millions	December 31 2003	September 30 2003	June 30 2003	March 31 2003	December 31 2002	September 30 2002	June 30 2002	March 31 2002
INCOME STATEMENT
Fund servicing revenue	$194	$188	$187	$193	$195	$192	$217	$213
Operating expense	155	150	151	162	168	145	167	170
(Accretion)/amortization of other intangibles, net	(4)	(6)	(4)	(4)	(5)	(4)	(5)	(5)

Operating income	43	44	40	35	32	51	55	48
Nonoperating income (a)	3	3	4	4	3	4	4	6
Debt financing	16	18	18	17	21	22	22	23

Pretax earnings	30	29	26	22	14	33	37	31
Income taxes	12	12	10	9	5	14	14	13

Earnings	$18	$17	$16	$13	$9	$19	$23	$18

AVERAGE BALANCE SHEET
Goodwill and other intangibles	$1,034	$1,034	$1,055	$1,025	$1,022	$1,025	$1,030	$1,036
Other assets	949	862	836	840	857	868	902	812

Total assets	$1,983	$1,896	$1,891	$1,865	$1,879	$1,893	$1,932	$1,848

Debt financing	$1,248	$1,290	$1,290	$1,290	$1,290	$1,290	$1,290	$1,290
Assigned funds and other liabilities	467	306	298	269	281	288	330	246
Capital	268	300	303	306	308	315	312	312

Total funds	$1,983	$1,896	$1,891	$1,865	$1,879	$1,893	$1,932	$1,848

PERFORMANCE RATIOS
Return on assigned capital	27%	22%	21%	17%	12%	24%	30%	23%
Operating margin (b)	22	23	21	18	16	27	25	23

SERVICING STATISTICS (c)
Accounting/administration net assets (d)
Domestic	$622	$593	$583	$542	$481	$464	$485	$520
Foreign (e)	45	41	35	31	29	25	28	23

Total	$667	$634	$618	$573	$510	$489	$513	$543

Custody assets (d)	$401	$384	$371	$347	$336	$311	$323	$339

Shareholder accounts (in millions)
Transfer agency	21	21	20	21	26	28	29	29
Subaccounting	32	29	28	27	25	24	22	20

Total	53	50	48	48	51	52	51	49

OTHER INFORMATION
Average FTE’s	4,801	4,760	5,328	5,437	5,538	5,772	5,979	6,046

(a)	Net of nonoperating expense.
(b)	Operating income divided by total fund servicing revenue.
(c)	Period end.
(d)	In billions.
(e)	Represents net assets serviced offshore.

THE PNC FINANCIAL SERVICES GROUP, INC.

PFPC (Unaudited)

Year ended Taxable-equivalent basis Dollars in millions	December 31 2003	December 31 2002
INCOME STATEMENT
Fund servicing revenue	$762	$817
Operating expense	618	650
(Accretion)/amortization of other intangibles, net	(18)	(19)

Operating income	162	186
Nonoperating income (a)	14	17
Debt financing	69	88

Pretax earnings	107	115
Income taxes	43	46

Earnings	$64	$69

AVERAGE BALANCE SHEET
Goodwill and other intangibles	$1,037	$1,028
Other assets	872	860

Total assets	$1,909	$1,888

Debt financing	$1,279	$1,290
Assigned funds and other liabilities	336	286
Capital	294	312

Total funds	$1,909	$1,888

PERFORMANCE RATIOS
Return on assigned capital	22%	22%
Operating margin (b)	21	23

SERVICING STATISTICS (c)
Accounting/ administration net assets (d)
Domestic	$622	$481
Foreign (e)	45	29

Total	$667	$510

Custody assets (d)	$401	$336

Shareholder accounts (in millions)
Transfer agency	21	26
Subaccounting	32	25

Total	53	51

OTHER INFORMATION
Average FTE’s	5,081	5,834

(a)	Net of nonoperating expense.
(b)	Operating income divided by total fund servicing revenue.
(c)	Period end.
(d)	In billions.
(e)	Represents net assets serviced offshore.

THE PNC FINANCIAL SERVICES GROUP, INC.

BlackRock (Unaudited)

Three months ended	December 31	September 30	June 30	March 31	December 31	September 30	June 30	March 31
Dollars in millions except as noted	2003	2003	2003	2003	2002	2002	2002	2002
INCOME STATEMENT
Investment advisory and administration fees	$141	$133	$128	$127	$122	$122	$143	$132
Other income	20	17	16	16	15	15	14	14

Total revenue	161	150	144	143	137	137	157	146
Operating expense	90	84	81	81	74	74	89	83
Fund administration and servicing costs	9	8	8	8	8	8	13	13

Total expense	99	92	89	89	82	82	102	96

Operating income	62	58	55	54	55	55	55	50
Nonoperating income	5	6	8	3	2	0	4	3

Pretax earnings	67	64	63	57	57	55	59	53
Income taxes	26	24	24	22	23	22	24	22

Earnings	$41	$40	$39	$35	$34	$33	$35	$31

PERIOD-END BALANCE SHEET
Goodwill and other intangible assets	$192	$192	$192	$183	$183	$181	$181	$181
Other assets	775	728	709	653	681	609	553	486

Total assets	$967	$920	$901	$836	$864	$790	$734	$667

Other liabilities	$254	$223	$192	$168	$229	$194	$173	$144
Stockholders’ equity	713	697	709	668	635	596	561	523

Total liabilities and stockholders’ equity	$967	$920	$901	$836	$864	$790	$734	$667

PERFORMANCE DATA
Return on equity	23%	23%	23%	22%	22%	23%	25%	25%
Operating margin (a)	41	41	40	40	43	43	38	38
Diluted earnings per share	$.63	$.61	$.58	$.54	$.52	$.51	$.53	$.48

ASSETS UNDER MANAGEMENT (in billions)
Separate accounts
Fixed income	$190	$178	$175	$168	$157	$146	$141	$124
Liquidity	6	6	5	6	6	5	6	5
Liquidity—securities lending	10	10	8	6	6	6	6	10
Equity	9	9	9	9	10	8	10	9
Alternative investment products	7	7	6	6	5	6	5	6

Total separate accounts	222	210	203	195	184	171	168	154
Mutual funds (b)
Fixed income	24	23	22	20	19	19	17	16
Liquidity	59	58	58	56	66	52	59	60
Equity	4	3	3	3	4	4	6	8

Total mutual funds	87	84	83	79	89	75	82	84

Total assets under management	$309	$294	$286	$274	$273	$246	$250	$238

OTHER INFORMATION
Average FTE staff	991	976	943	944	938	918	869	844

(a)    Calculated as operating income divided by total revenue less administration and servicing costs. A reconciliation of this presentation to operating margin calculated on a GAAP basis (operating income divided by total revenue) follows in millions:

Operating income	$62	$58	$55	$54	$55	$55	$55	$50

Total revenue	$161	$150	$144	$143	$137	$137	$157	$146
Less fund administration and servicing costs	9	8	8	8	8	8	13	13

Revenue used for operating margin calculation, as reported	$152	$142	$136	$135	$129	$129	$144	$133

Operating margin, as reported	41%	41%	40%	40%	43%	43%	38%	38%
Operating margin, GAAP basis	38%	38%	38%	38%	40%	40%	35%	34%

PNC believes that operating margin, as reported, is an effective indicator of management’s ability to effectively employ BlackRock’s resources.

Fund administration and servicing costs have been excluded from the operating margin calculation because these costs are a fixed, asset-based expense which can fluctuate based on the discretion of a third party.

(b)	Includes BlackRock Funds, BlackRock Provident Institutional Funds, BlackRock Closed End Funds, Short Term Investment Fund and BlackRock Global Series.

THE PNC FINANCIAL SERVICES GROUP, INC.

BlackRock (Unaudited)

Year ended	December 31	December 31
Dollars in millions except as noted	2003	2002
INCOME STATEMENT
Investment advisory and administrative fees	$529	$519
Other income	69	58

Total revenue	598	577
Operating expense	337	320
Fund administration and servicing costs	33	42

Total expense	370	362

Operating income	228	215
Nonoperating income	23	9

Pretax earnings	251	224
Income taxes	96	91

Earnings	$155	$133

PERIOD-END BALANCE SHEET
Goodwill and other intangible assets	$192	$183
Other assets	775	681

Total assets	$967	$864

Other liabilities	$254	$229
Stockholders’ equity	713	635

Total liabilities and stockholders’ equity	$967	$864

PERFORMANCE DATA
Return on equity	23%	24%
Operating margin (a)	40	40
Diluted earnings per share	$2.36	$2.04

ASSETS UNDER MANAGEMENT (in billions)
Separate accounts
Fixed income	$190	$157
Liquidity	6	6
Liquidity—securities lending	10	6
Equity	9	10
Alternative investment products	7	5

Total separate accounts	222	184
Mutual funds (b)
Fixed income	24	19
Liquidity	59	66
Equity	4	4

Total mutual funds	87	89

Total assets under management	$309	$273

OTHER INFORMATION
Average FTE staff	962	894

(a)    Calculated as operating income divided by total revenue less administration and servicing costs. A reconciliation of this presentation to operating margin calculated on a GAAP basis (operating income divided by total revenue) follows in millions:

Operating income	$228	$215

Total revenue	$598	$577
Less fund administration and servicing costs	33	42

Revenue used for operating margin calculation, as reported	$565	$535

Operating margin, as reported	40%	40%
Operating margin, GAAP basis	38%	37%

PNC believes that operating margin, as reported, is an effective indicator of management’s ability to effectively employ BlackRock’s resources.

Fund administration and servicing costs have been excluded from the operating margin calculation because these costs are a fixed, asset-based expense which can fluctuate based on the discretion of a third party.

(b)	Includes BlackRock Funds, BlackRock Provident Institutional Funds, BlackRock Closed End Funds, Short Term Investment Fund and BlackRock Global Series.